                                                                    EXHIBIT 99.2

                              LETTER OF TRANSMITTAL


            TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING SHARES
                    OF COMMON STOCK OF QUITMAN BANCORP, INC.

This Letter of Transmittal should be completed, signed and submitted, together with your Quitman Bancorp, Inc., certificate(s) to:

                     SUNTRUST BANK, ATLANTA, EXCHANGE AGENT
-------------------------------------------------------------------------------

           By Mail:                              By Overnight Delivery:
    SunTrust Bank, Atlanta                       SunTrust Bank, Atlanta
     Post Office Box 4625                       Stock Transfer Department
    Atlanta, Georgia 30302                         58 Edgewood Avenue
                                                     Room 225, Annex
                                                  Atlanta, Georgia 30303

-------------------------------------------------------------------------------

            DO NOT SEND STOCK CERTIFICATES TO QUITMAN BANCORP, INC.,
                            OR COLONY BANKCORP, INC.

                      For Information Call: 1-800-568-3476

  Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

                   PLEASE FOLLOW THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         In connection with the Agreement and Plan Merger (the "Merger Agreement"), dated as of October 22, 2001, between Colony Bankcorp, Inc., a Georgia corporation ("Colony"), and Quitman Bancorp, Inc., a Georgia corporation ("Quitman"), pursuant to which Quitman was merged with and into Colony, with Colony surviving, the undersigned hereby transmits to you for exchange in the ratio of .683 shares of Colony Common Stock and $4.41 cash for each share of Quitman Common Stock, on the terms and conditions of the Merger Agreement and this Letter of Transmittal, certificate(s) formerly representing shares of the outstanding Common Stock of Quitman ("Quitman Common Stock") as described below:

         Please mail to the undersigned, as instructed below, a new certificate representing the number of whole shares of the Common Stock, $1.00 par value per share ("Colony Common Stock"), of Colony along with a check representing the cash to which the undersigned is entitled to and a cash adjustment, if any, if lieu of the fractional shares.

         The undersigned hereby represents and warrants that (i) the undersigned is the record owner of the shares of Quitman Common Stock represented by the certificate(s) hereby delivered, (ii) the undersigned has full right, power, legal capacity and authority to sell, transfer and deliver such certificate(s), free and clear of all liens, charges and encumbrances and not subject to any adverse claims, and (iii) there is no limitation or restriction on the sale, transfer and delivery of such certificate(s). The undersigned will, upon request, execute any additional documents necessary or desirable to complete the sale, transfer and cancellation of the shares of Quitman Common Stock represented by the certificate(s) hereby delivered.


----------------------------------------------------------- --------------------------------------------------------
      Name(s) and Address(es) of Registered Owner(s)                      Certificate(s) Surrendered
               (Please correct any errors)                     (Attach additional signed schedule as necessary)
----------------------------------------------------------- --------------------------------------------------------
                                                                                             Number of Shares
                                                            Certificate No(s).                Represented by
                                                                                                Certificate
----------------------------------------------------------- --------------------------- ----------------------------



----------------------------------------------------------- --------------------------- ----------------------------



----------------------------------------------------------- --------------------------- ----------------------------



----------------------------------------------------------- --------------------------- ---------------------------
                                                            TOTAL SHARES
----------------------------------------------------------- --------------------------------------------------------

(1) If any of the certificates representing Quitman Common Stock which you own have been lost or destroyed, check this box and see Instruction 4. Please fill out the remainder of this Letter of Transmittal and indicate here the number of shares of Quitman Common Stock represented by the lost or destroyed certificates.

         ____________________ (Number of Shares)

         Certificate(s) must be endorsed and signatures guaranteed if the new certificates representing shares of Colony Common Stock are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal.

----------------------------------------------------------- --------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS

          (See Instruction 7 and Instruction 3)                               (See Instruction 7)
Fill in ONLY if Colony Common Stock and check(s) are to     Fill in ONLY if Colony Common Stock and check(s) are
be issued in a name other than the name appearing above.    to be delivered to someone other than the undersigned
Name_____________________________________                   or to the undersigned at an address other than that
_________________________________________                   shown above.
(Please Print:  First, Middle & Last Name)
Address _________________________________                                Deliver Certificate(s) and check(s) to:
_________________________________________                         Name______________________________________
                  (Number and Street)                             (Please Print:  First, Middle & Last Name)
_________________________________________                         Address __________________________________
              (City, State and Zip Code)                                      (Number and Street)
_________________________________________                         __________________________________________
(Tax Identification or Social Security Number)                            (City, State and Zip Code)
----------------------------------------------------------- --------------------------------------------------------

         Colony hereby reserves the absolute right to reject any and all certificates representing Quitman Common Stock or Letters of Transmittal not in proper form or to waive any irregularities or defects in the surrender of any certificates representing Quitman Common Stock delivered in connection herewith, and Colony's interpretation of the terms and conditions of the Merger Agreement and this Letter of Transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors or assigns of the undersigned.

PLEASE SIGN HERE

X ___________________________________Dated: _____________________________ ,2002
(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) to whom the shares of Quitman Common Stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and endorse proper evidence of authority to so act.) (See Instruction 2.)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
Signature(s) Guaranteed by:

--------------------------------------------------------------------------------
                     (Only if required. See Instruction 3.)

--------------------------------------------------------------------------------
                    (Title of Officer Signing this Guarantee)

--------------------------------------------------------------------------------
                   (Name of Guaranteeing Firm - Please Print)

--------------------------------------------------------------------------------
                         (Address of Guaranteeing Firm)

          Instructions for Exchanging Shares of Quitman Bancorp, Inc., Common Stock for Shares of Colony Bankcorp, Inc. Common Stock and Cash

1. General. Please do not send your stock certificate(s) directly to Quitman or Colony. The Quitman Common Stock certificate(s), together with this Letter of Transmittal, properly signed and completed, or a facsimile hereof, and any supporting documents (see Instruction 2), should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent at either of the addresses listed on the front of this Letter of Transmittal. The method of transmitting the Quitman Common Stock certificate(s) is at your option and risk, but if delivery is by mail, then registered mail with return receipt requested, properly insured, is suggested.

2. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the Quitman Common Stock certificate(s) surrendered unless the shares described on this Letter of Transmittal have been assigned by the registered holder or holders thereof, in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" box is completed, then the signature(s) on this Letter of Transmittal must be guaranteed as specified in Instruction 3 below.

         If this Letter of Transmittal, or any endorsement or stock power required by Instruction 3, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the Exchange Agent, you will be so advised by letter.

3. Endorsement of Certificate(s); Medallion Guarantee. If the Colony Common Stock certificate and check in lieu of fractional shares, if applicable, and for the cash consideration are to be issued in the same name as the registered holder(s) of the surrendered Quitman Common Stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers and the signature(s) need NOT be guaranteed. If, however, any Colony Common Stock certificate or a check is to be issued in a name different from that of the registered holder(s), , the (i) the Quitman Common Stock certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP, and (iii) the person surrendering such certificate(s) must remit to the Exchange Agent the amount of any transfer or other taxes payable by reason of the issuance to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. In such case, the "Special Issuance Instructions" box must be completed and the signature(s) on this Letter of Transmittal must be guaranteed as specified above.

4. Lost or Destroyed Common Stock Certificates. If any Quitman Common Stock certificates have been lost, stolen or destroyed, please check the box on the front of this Letter of Transmittal and fill in the blank to show the number of shares represented by lost, stolen or destroyed certificates. You will be instructed as to the steps you must take in order to receive a certificate representing Colony Common Stock and check, if applicable, in accordance with the Merger Agreement.

5. Inquiries. All questions regarding appropriate procedures for surrendering Quitman Common Stock certificate(s) should be directed to the Exchange Agent at the mailing address set forth above or by telephone at 1-800-568-3476.

6. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at the mailing address set forth on the front of this Letter of Transmittal.

7. Special Issuance and Delivery Instructions. Indicate in Special Issuance Instructions the name and address of the person in whose name a new Colony Common Stock certificate and check, if applicable, are to be issued if they are to be issued in the name of someone other than the person(s) signing this Letter of Transmittal. Follow Instruction 3 above. Indicate in Special Delivery Instructions the name and address to which the new certificate and check, if applicable, are to be sent if they are to be sent (i) to someone other than the person(s) signing this Letter of Transmittal, or (ii) to the person(s) signing this Letter of Transmittal at an address other than that appearing on the label on the front of this Letter of Transmittal.

8. Fractional Shares. Pursuant to the Merger Agreement, no certificate or scrip representing fractional shares of Colony Common Stock will be issued upon the surrender of Quitman Common Stock certificate(s). In lieu of any such fractional share of Colony Common Stock a Quitman stockholder would otherwise be entitled to receive upon surrender of a Quitman Common Stock certificate(s), such stockholder shall be paid an amount in cash (without interest) equal to such fraction multiplied by $12.00.

9. Dividends on Shares of Colony Common Stock. It is important that the Quitman Common Stock certificate(s) be surrendered promptly because until so surrendered the holder thereof will not receive any dividends or other distributions on shares of Colony Common Stock. Upon surrender, there shall be paid to the person in whose name the shares of Colony Common Stock are issued (without interest) any dividends or other distributions having a record date after the effective date of the merger and payable with respect to such shares of Colony Common Stock between the effective date of the merger and the time of such surrender.

10. Substitute Form W-9. Each stockholder surrendering certificates for payment is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below under "Important Tax Information," and to indicate whether the stockholder is subject to backup withholding by checking the appropriate box in Part 2 of the form. Each stockholder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the stockholder to a 31% federal income tax withholding on any cash payment he or she is otherwise entitled to receive pursuant to the Merger Agreement. The box in Part 3 of the form may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of the cash payment that the stockholder is otherwise entitled to receive until a TIN is provided to the Exchange Agent.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a stockholder whose shares of Quitman Common Stock are surrendered herewith is required to provide the Exchange Agent with such stockholder's current TIN on Substitute Form W-9. If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to such stockholder in lieu of fractional shares and for other distributions to which the stockholder is entitled with respect to shares surrendered in connection with the merger may be subject to backup withholding.

         Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any cash payment made to the stockholder with respect to shares of Quitman Common Stock surrendered in connection with the Merger Agreement. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

Purpose of Substitute Form W-9

         To prevent backup withholding on any cash payment made to a stockholder with respect to shares of Quitman Common Stock surrendered in connection with the Merger Agreement, the stockholder is required to notify the Exchange Agent of his or her correct TIN by completing the Substitute Form W-9 and certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). In addition, the stockholder must complete Part 2 of the substitute W-9, check the appropriate box, and date and sign as indicated.

What Number to Give the Exchange Agent

         The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the shares of Quitman Common Stock being surrendered for payment in connection with the Merger Agreement. If the shares are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional guidance on which number to report.

                      PAYER'S NAME: SUNTRUST BANK, ATLANTA

------------------------------- ----------------------------------------------- -----------------------------------

                                                                                ---------------------
          SUBSTITUTE            Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX     Social Security Number
           Form W-9             AT RIGHT AND CERTIFY BY SIGNING AND DATING      OR__________________
                                BELOW                                           Employer Identification Number
------------------------------- ----------------------------------------------- -----------------------------------
------------------------------- -----------------------------------------------------------------------------------


                                Part 2 - Check the box below. I am (we are) NOT
                                subject to backup withholding under the Internal
                                Revenue Code because (a) I am (we are) exempt
                                from backup withholding, or (b) I (we) have not
                                been notified that I am (we are) subject to
                                backup withholding as a result of failure to
                                report all interest or dividends, or (c) the
                                Internal Revenue Service has notified me (us)
                                that I am (we are) no longer subject to backup
                                withholding.
                                [ ]  Correct                [ ]     Not Correct

------------------------------- -----------------------------------------------------------------------------------
------------------------------- ----------------------------------------------- -----------------------------------

     Payer's Request for        CERTIFICATION - UNDER PENALTIES OF PERJURY.             PART 3 --
   Taxpayer Identification      I CERTIFY THAT THE INFORMATION PROVIDED ON
            Number              THIS FORM IS TRUE, CORRECT AND COMPLETE.                [ ]  Awaiting TIN
           ("TIN")

                                SIGNATURE: ________________________
                                DATE:_______________________, 20____.


For assistance in completing this form, call SunTrust Bank, Atlanta at 1-800-568-3476 and also see Instruction 10 and "Important Tax Information" above.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES OF QUITMAN COMMON STOCK SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

------------------------------------------------------------------------------
         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

-------------------------------------------------------------------------------




__________________________________         ______________________, 20____

Signature                                               Date

-----------------------------------------------------------------------------